MASTER MODIFICATION AGREEMENT


                  THIS MASTER MODIFICATION AGREEMENT ("this Agreement") is made as of the 22nd day of December, 2000, among BUCKEYE FACTORY SHOPS LIMITED PARTNERSHIP, a Delaware limited partnership ("Buckeye Borrower"), THE PRIME OUTLETS AT CALHOUN LIMITED PARTNERSHIP, a Delaware limited partnership ("Calhoun Borrower"), CAROLINA FACTORY SHOPS LIMITED PARTNERSHIP, a Delaware limited partnership ("Carolina Borrower"), LATHAM FACTORY STORES LIMITED PARTNERSHIP, a Delaware limited partnership ("Latham Borrower"), THE PRIME OUTLETS AT LEE LIMITED PARTNERSHIP, a Delaware limited partnership ("Lee Borrower"), and SHASTA OUTLET CENTER LIMITED PARTNERSHIP, a Delaware limited partnership ("Shasta Borrower;" Buckeye Borrower, Calhoun Borrower, Carolina Borrower, Latham Borrower, Lee Borrower and Shasta Borrower are hereinafter sometimes referred to, jointly and severally, as "Borrowers"), each of Borrowers having its principal office c/o Prime Retail, L.P., 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202, PRIME RETAIL, L.P., a Delaware limited partnership ("Existing Guarantor"), having its principal office at 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202, and PRIME RETAIL, INC., a Maryland corporation ("Special Guarantor"), having its principal office c/o Prime Retail, L.P., 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202 (Existing Guarantor and Special Guarantor are hereinafter sometimes referred to, jointly and severally, as "Guarantors"), and NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation ("Lender"), having an office at 2 World Financial Center, Building B, New York, New York 10281.

                              W I T N E S S E T H :

                  WHEREAS, Lender has previously made a loan (the "Existing Loan") in the principal sum of up to $112,000,000 to Borrowers, which Existing Loan is (i) made and advanced pursuant to the "Existing Loan Agreement," (ii) evidenced by the "Existing Notes" and (iii) secured by, among other things, the "Existing Mortgages" (as such quoted terms are defined in the Master Schedule of Existing Loan Documents (the "Master Schedule") attached hereto and incorporated herein; the Existing Loan, as the same is modified as contemplated hereby, and as the same may be further modified or amended from time to time, hereinafter referred to as the "Loan;" the Existing Loan Agreement, as the same is modified as contemplated hereby, and as the same may be further modified or amended from time to time, hereinafter referred to as the "Loan Agreement;" the Existing Notes, as the same are modified as contemplated hereby, and as the same may be further modified or amended from time to time, hereinafter referred to, individually and collectively, as the "Notes;" and the Existing Mortgages, as the same are modified as contemplated hereby, and as the same may be further modified or amended from time to time, hereinafter referred to, individually and collectively, as the "Mortgages");

                  WHEREAS, each of Borrowers is the respective fee owner of each of the Properties, other than in the case of the "Carolina Property" (as such quoted term is defined in the Master Schedule), as to which Carolina Borrower holds a leasehold interest;

                  WHEREAS, each of the Mortgages encumbers, respectively, Borrowers' respective interests in the Properties, as aforesaid, together with the improvements and other property more particularly described in each of the Mortgages (individually and collectively, the "Mortgaged Properties");

                  WHEREAS, pursuant to the "Existing Guaranty" (as such quoted term is defined in the Master Schedule), Existing Guarantor has guaranteed the repayment of the Loan on the terms set forth therein (the Existing Guaranty, as the same is modified and reaffirmed, as contemplated hereby, together with the Special Guaranty, as hereinafter defined, and as the any of the foregoing may be further modified or amended from time to time, hereinafter referred to, individually and collectively, as the "Guaranty");

                  WHEREAS, pursuant to that certain Special Limited Guaranty of Payment dated the date hereof (the "Special Guaranty") from Special Guarantor to Lender, Special Guarantor has guaranteed the repayment of a portion of the Loan on the terms, and under the circumstances, set forth therein;

                  WHEREAS, Lender had assigned all of its right, title and interest in and to the Existing Loan to Short Term Asset Receivable Trust ("START");

                  WHEREAS, START had reassigned all of its right, title and interest in and to the Existing Loan to Lender, who is now the owner and holder of the Existing Loan and the existing loan documents set forth on the Master Schedule (individually and collectively, the "Existing Loan Documents");

                  WHEREAS, the maturity date under the Existing Loan Agreement and the Existing Notes occurs on June 11, 2001;

                  WHEREAS, Borrowers have requested that Lender (i) grant an extension of the maturity date, (ii) permit Existing Guarantor (in its capacity as managing general partner of each of Borrowers) to enter into the Fortress Loan (as hereinafter defined) and (iii) agree to certain other modifications to the Existing Loan and the Existing Loan Documents, all as hereinafter more particularly set forth; and

                  WHEREAS, Lender is willing, on the terms and conditions set forth herein, to agree to Borrowers' requests, as aforesaid, subject to the terms and provisions of this Agreement and subject to the satisfaction of all of Lender's conditions thereto, including, without limitation, (i) the payment to Lender, in immediately available funds, contemporaneously with the execution of this Agreement, of an extension fee (the "Extension Fee") in the amount of $1,120,000, (ii) the execution and delivery of the Special Guaranty by Special Guarantor to Lender, (iii) the execution and delivery into escrow, pursuant to that certain Transfer and Escrow Agreement dated the date hereof (the "Transfer Agreement") among Borrowers, Lender and Chicago Title Insurance Company, as escrow agent ("Escrow Agent"), of the "Transfer Documents" (as such quoted term is defined in the Transfer Agreement), which Transfer Documents include, without limitation, deeds (or an assignment of ground lease, in the case of the Carolina Property), with covenants against grantor's acts, and all other transfer documents required by Lender in connection therewith, pursuant to which each of Borrowers shall convey to Lender, its assignee(s), designee(s) or nominee(s), on an uncontested basis, upon the conditions, and subject to the terms, set forth in this Agreement, Borrowers' respective interests in the Mortgaged Properties,
(iv) the reaffirmation by the Existing Guarantor of the Existing Guaranty, as hereinafter set forth, and (v) the repayment in full to Lender's affiliate, The Capital Company of America, LLC, a Delaware limited liability company, in immediately available funds, contemporaneously with the execution of this Agreement, out of the proceeds of the Fortress Loan, of that certain unsecured revolving line of credit in the original principal amount of $40,000,000 made to Existing Guarantor, including all principal outstanding thereunder and all interest, fees and other sums accrued thereon or in connection therewith which remain unpaid;

                  NOW, THEREFORE, to induce Lender to so extend and modify the Existing Loan and the Existing Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Guarantors hereby covenant and agree with, and represent and warrant to, Lender as follows:

1. Definitions. Any defined terms used in this Agreement, if not specifically defined in this Agreement, shall have the -------------------- meaning given to such terms in the Existing Loan Agreement.

1. Extension of Maturity Date. The date "June 11, 2001" that appears in the definition of "Stated Maturity Date" in the Existing Loan Agreement and in the Existing Notes is hereby deleted and replaced with the date "December 31, 2003" and the Maturity Date of the Note is hereby extended to December 31, 2003; in connection therewith, the Existing Loan Agreement, the Existing Notes, the Existing Mortgages and the other Existing Loan Documents, and the defined term "Maturity Date," to the extent set forth therein, shall be, and are hereby, modified to reflect the foregoing.

1. Modification of Interest Rate and Default Rate; Principal Balance. Commencing on the next Payment Date after the date hereof (hereinafter, the "Next Payment Date"), interest on the outstanding principal balance of the Loan and the Existing Notes shall accrue, prior to default, at a fixed rate per annum equal to thirteen (13.0%) percent, calculated for the actual number of days elapsed on the basis of a 360-day year from and including the commencement date aforesaid to, but not including, the date of repayment of the Loan; such interest, calculated as aforesaid, shall continue to be payable in arrears on each Payment Date; all references in the Existing Loan Agreement, the Existing Notes, the Existing Mortgages and the other Existing Loan Documents to, and all provisions therein containing the defined term, "LIBOR," to the extent that the same would render such provisions inconsistent with the foregoing, shall be disregarded; in connection with the foregoing, the Existing Loan Agreement, the Existing Notes (including the respective provisions of Section 3(A) thereof), the Existing Mortgages and the other Existing Loan Documents, and the defined term "Interest Rate," to the extent set forth therein, shall be, and are hereby, modified to reflect the foregoing. Consistent with the foregoing modifications, the defined term "Default Rate," to the extent set forth in the Existing Loan Agreement, the Existing Notes, the Existing Mortgages and the other Existing Loan Documents, shall be, and is hereby, modified to mean, with respect to the Loan, a rate per annum equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) eighteen (18.0%) percent. Also consistent with the foregoing modifications, the defined term "Debt Service Coverage Ratio" set forth in the Existing Loan Agreement, and to the extent set forth in the Existing Notes, the Existing Mortgages and the other Existing Loan Documents, shall be, and is hereby, modified to delete the reference therein appearing in the fifth (5th) line thereof to "a debt service constant of 10.09" and to replace the same with "an interest rate of thirteen (13.0%) percent per annum."

The parties hereto acknowledge that as of the date hereof the outstanding principal balance of the Loan is $112,000,000.

4. Required Amortization of Principal Balance. Commencing on the Payment Date which succeeds the Next Payment Date, Lender shall require that Borrowers amortize, on a monthly basis, the outstanding principal balance of the Loan. Accordingly, Section 2.2.1(b) of the Existing Loan Agreement shall be, and is hereby, amended and restated in its entirety as follows:

                  On January 11, 2001, interest only on the outstanding principal balance of the Loan at the Interest Rate shall be payable. Commencing on February 11, 2001, and on each and every Payment Date thereafter (hereinafter, an "Amortization Payment Date"), through and including the Maturity Date, Borrowers shall pay an amount (said amount, the "Monthly Debt Service Payment Amount"), equal to the sum of (x) interest at the Interest Rate on the outstanding principal balance of the Loan, plus (y) the "Monthly Amortization Amount" (as such quoted term is hereinafter defined), provided, however, that such Monthly Amortization Amount shall be paid in accordance with the payment schedule described in the penultimate sentence of this Section 2.2.1(b). The Monthly Debt Service Payment Amount due on any Payment Date shall be applied by
                  Lender, first, to the payment of interest accrued from the eleventh (11th) day of the calendar month preceding such Payment Date through the tenth (10th) day of the calendar month in which such Payment Date occurs, notwithstanding that such Payment Date may have been deferred to the next Business Day because the eleventh (11th) day of such calendar month is not a Business Day, second, to any other sums then due and payable in connection with the Loan, and third, to the outstanding principal balance of the Loan, provided, however, that, so long as any Event of Default exists, Lender shall apply the Monthly Debt Service Payment Amount to such items in connection with the Loan, including, without limitation, reduction of outstanding principal and accrued and unpaid interest and other sums thereon, and in such order and proportion, as Lender, in its sole discretion, shall elect. For purposes hereof, the term "Monthly Amortization Amount" shall mean the greater of (i) $50,000 (the "Minimum Amortization Amount") and (ii) that sum which equals (A) prior to the repayment of the Fortress Loan, 50% of the "Excess Cash Flow" (as such quoted term is hereinafter defined) or (B) following the repayment of the Fortress Loan, 100% of the Excess Cash Flow. For purposes hereof, the term "Excess Cash Flow" shall mean, as of any Payment Date, the excess of (A) all Rents in respect of the Properties over the preceding calendar month, as determined by Lender, over (B) the sum of all deposits, payments and expenditures required or permitted to be made with respect to such calendar month pursuant to
                  Section 2.2.3 of the Loan Agreement, as modified hereby, as reasonably determined by Lender (together with any Approved Operating Expenses, Approved Capital Expenses and Approved Leasing Expenses which, while not actually made during such calendar month, are properly allocable to such calendar month, to the extent reasonably approved by Lender), except that, for purposes of calculating Excess Cash Flow hereunder, the deposit of the Monthly Debt Service Payment Amount required to be made pursuant to Section 2.2.3(b) shall not include the Monthly Amortization Amount. Notwithstanding the foregoing, or anything else to the contrary contained in any of the Loan Documents, including, without limitation, Section 2.2.3 or
                  Section 2.6 of the Loan Agreement, so long as any Event of Default exists, all Rents may be used and applied by Lender to such items in connection with the Loan, including, without limitation, reduction of outstanding principal and accrued and unpaid interest and other sums thereon, in such order and proportion, as Lender, in its sole discretion, shall elect. On each Amortization Payment Date, Borrowers shall pay a Monthly Amortization Amount which is at least equal to the Minimum Amortization Amount due on such Payment Date and shall pay an additional sum in respect of the Monthly Amortization Amount which would have been due in respect of the prior calendar month based on Borrowers' good-faith estimate of Excess Cash Flow, if any, in such prior calendar month, provided, however, that, on or before the twentieth (20th) of the then-current calendar month, Borrowers shall provide Lender with a calculation of Excess Cash Flow in respect of such prior calendar month; based thereon, in the event that the Monthly Amortization Amount paid by Borrowers in respect of the prior calendar month was (a) insufficient, Borrowers shall pay the shortfall to Lender on the next succeeding Payment Date, in addition to any other sums which would be due on such Payment Date, or (b) in excess of amounts that would otherwise have been due, Borrowers shall receive a credit in amount equal to such excess against any sums which are due on the next succeeding Payment Date. In connection with the foregoing, Lender shall have received from Borrowers such information as Lender may require in order to calculate the Excess Cash Flow in respect of any month, all in form acceptable to Lender and at Borrowers' sole cost and expense, and accompanied by an Officer's Certificate stating that all such information is true, correct and complete.

     5. Future Advances. Lender shall have no further funding obligations in respect of the Loan. Accordingly, Section 2.1.1 of the Existing Loan Agreement shall be, and is hereby, amended such that the "Facility Termination Date" is deemed to have occurred on the date hereof, anything to the contrary contained elsewhere in the Existing Loan Agreement, including, without limitation, the definition of "Facility Termination Date" set forth in Section 1.1 thereof, notwithstanding, and Lender shall have no further obligation under any circumstances to make any Advances to Borrowers. Further, Section 2.1.2 of the Existing Loan Agreement shall be, and is hereby, amended such that Borrowers shall no longer be entitled to reborrow Advances under the Loan Agreement.

     6. Release of Properties. The release price and other conditions precedent to Lender's obligation to release any Property from the Lien of the Mortgage on such Property shall be modified as hereinafter set forth and, in connection therewith, Section 2.4.1(a) of the Existing Loan Agreement, shall be, and is hereby, amended as follows:

     (a) subsection (i) thereof shall be, and is hereby, amended and restated in its entirety as follows:

                  (i) Borrower shall have paid to Lender the "Release Price" (as such quoted term is hereinafter defined). For purposes hereof, the term "Release Price" shall mean the greater of the following amounts, as determined by Lender: (a) 125% of the Allocated Amount for the Property proposed to be released, as set forth in the Schedule of Allocated Amounts attached hereto and incorporated herein, and (b) 100% of the "Net Proceeds" (as such quoted term is hereinafter defined) for the Property proposed to be released. For purposes hereof, the term "Net Proceeds" shall mean (a) in the case of the sale or other transfer, direct or indirect, of the Property proposed to be released, provided that such sale or transfer is for the entirety of the Property, the greater of (x) the Release
                  Amount for such Property, as set forth in the Schedule of Release Amounts attached hereto and incorporated herein (the "Release Amount Schedule"), and (y) 100% of the gross proceeds of such sale or transfer, less reasonable and customary expenses actually incurred by the applicable Borrower in connection with such sale or transfer, said expenses, however, in no event to exceed four (4%) percent of said gross proceeds, or (b) in the case of the refinancing, direct or indirect, of the Property proposed to be released, provided that such refinancing is for the entirety of the Property, the greater of (x) the Release Amount for such Property, as set forth in the Release Amount Schedule, and (y) 100% of the gross proceeds of such refinancing, less reasonable and customary expenses actually incurred by the applicable Borrower in connection with such refinancing, said expenses, however, in no event to exceed one (1%) percent of said gross proceeds. In connection with the foregoing, Lender shall have received from Borrowers such information as Lender may require in order to calculate the appropriate Release Price, all in form acceptable to Lender and at Borrowers' sole cost and expense, and accompanied by an Officer's Certificate stating that all such information is true, correct and complete;

     (b) the following new clause (v) shall be, and is hereby, added to Section 2.4.1(a) of the Existing Loan
Agreement:

                  (v)  Lender  shall  have  determined  that  the  Debt  Service
                  Coverage Ratio in respect of the Properties remaining as collateral for the Loan following such proposed release, if measured over the twelve (12)-month period preceding such proposed release, is equal to or greater than 1.25:1.00 (the "DSCR Requirement"), provided, however, that, in the event that Lender determines that the DSCR Requirement would not be met in connection with such proposed release, Lender shall permit Borrowers to make an additional principal reduction payment (hereinafter referred to as an "Additional Principal Payment") as a condition to such release in an amount which, when applied to reduce the principal amount of the Loan (in addition to the application of the Release Price in connection therewith), would cause the DSCR Requirement to be met, as determined by Lender. Such Additional Principal Payment shall be paid to Lender, in immediately available funds, together with Borrowers' payment to Lender of the Release Price.

     7. Cash Management. Irrespective of the non-existence on the date hereof of any Cash Trap Event, commencing on the date hereof, Borrowers shall deposit any Rents received by Borrowers, and shall instruct the Collection Account Bank to transfer all property receipts that are cleared on a daily basis to the Cash Collateral Account Bank for deposit, into the Cash Collateral Account and, commencing on the Next Payment Date and continuing on each Payment Date thereafter, any Rents deposited into the Cash Collateral Account (or otherwise received by Borrowers) during the immediately preceding calendar month shall be applied as set forth in Section 2.2.3 of the Existing Loan Agreement, as said
Section is hereinafter modified. Consistent with the foregoing, Section 2.2.3 and Section 2.6 of the Existing Loan Agreement shall be, and are hereby, modified to delete therefrom, as a condition precedent to the effectiveness of the operation thereof, the occurrence and existence of a Cash Trap Event. In addition, said Section 2.2.3 shall be, and is hereby, further modified to provide that any sums which remain after application as set forth in said
Section 2.2.3 shall, so long as no Cash Trap Event exists and is continuing, be remitted to Borrowers (hereinafter, the "Borrowers' Remittance"), provided, however, that, during the existence of any Cash Trap Event, said sums shall be remitted to Lender and applied by Lender to such items in connection with the Loan, including, without limitation, reduction of outstanding principal and accrued and unpaid interest and other sums thereon, in such order and proportion, as Lender, in its sole discretion, shall elect. Notwithstanding the foregoing, on each Payment Date that Borrowers are entitled to receive the Borrowers' Remittance hereunder, Borrowers and the General Partners hereby authorize and direct Lender and the Cash Collateral Account Bank directly to transfer such Borrowers' Remittance to an account, such account to be specified by "Mezzanine Lender" (as such quoted term is hereinafter defined) in a written notice delivered by Mezzanine Lender to the Cash Collateral Account Bank and Lender not less than two (2) Business Days prior to the applicable Payment Date (said transfer herein referred to as a "Mezzanine Loan Payment"). Borrowers and the General Partners hereby acknowledge and agree that each Mezzanine Loan Payment is intended to be, and shall be, an amount paid by Borrowers on behalf of the General Partners out of the proceeds of an equity distribution which otherwise would be made directly to the General Partners in like amount.

                  Borrowers hereby represent, warrant and confirm to Lender that
(a) all tenants of all the Properties have been irrevocably directed to send all Rents directly to the Collection Account Bank for deposit into the "A" Account and (b) all such directions remain in full force and effect.

8.       Ongoing Reserves.
-------------------------

                  (a) The amount required to be deposited by Borrowers monthly into the Capital Reserve Fund shall be modified in respect of Capital Expenses and shall be increased to account for Approved Leasing Expenses. Accordingly,
Section 7.4.1 of the Existing Loan Agreement shall be, and is hereby, amended and restated in its entirety as follows:

                  7.4.1 Capital Reserve Fund; Leasing Reserve Fund. Borrowers shall pay to Lender on the Next Payment Date and on each Payment Date thereafter an amount with respect to each Property equal to one-twelfth (1/12th) of the product obtained by multiplying (i) $0.35 by (ii) the aggregate amount of square feet of rentable space in such Property (said amounts hereinafter called the "Capital Reserve Fund"). In addition, Borrowers shall pay to Lender on the Next Payment Date and on each Payment Date thereafter, as a sub-account under (but otherwise, for purposes of this Agreement and the Other Loan Documents, to be considered part of) the Capital Reserve Fund, an amount with respect to each Property equal to one-twelfth (1/12th) of the product obtained by multiplying (i) $1.00 by
                  (ii) the aggregate amount of square feet of rentable space in such Property (said amounts required to be deposited pursuant to this sentence hereinafter called the "Leasing Reserve Fund"). Notwithstanding anything to the contrary contained elsewhere in this Agreement, Borrowers' failure to make the payments on account of the Leasing Reserve Fund, as required hereby, shall constitute an Event of Default under this Agreement.

                  (b) The conditions precedent set forth in Section 7.5 of the Existing Loan Agreement for the disbursement of funds from the Capital Reserve Fund and the Leasing Reserve Fund in respect of Approved Capital Expenses and Approved Leasing Expenses shall be, and are hereby, modified to add thereto the additional requirement that Borrowers shall have delivered to Lender copies of invoices and contracts, to be reasonably approved by Lender, in respect of all work for which such disbursement is requested.

     9. Cross Default; Additional Bankruptcy Defaults. The Loan shall be cross-defaulted with the Fortress Loan to the extent that there occurs an acceleration (for any reason) of, the Fortress Loan. In addition, any bankruptcy event which occurs with respect to any of Guarantors or any of the general partners of any of Borrowers shall constitute an Event of Default under the Loan. Accordingly, the following respective subclauses (xiii) and (xiv) of
Section 8.1(a) of the Existing Loan Agreement shall be, and are hereby, added to said Section:

                  (xiii) notwithstanding any contrary provisions contained in the "Pledge Consent Agreement" (as such quoted term is hereinafter defined), if there shall occur an acceleration, for any reason whatsoever, of the Fortress Loan; or

                  (xiv) if any of the events specified in clauses (vi), (vii) or
                  (viii) of this section 8.1(a) shall happen with respect to any of Guarantors or any of the respective general partners of Borrowers.

10.      Accelerated Procedures.

                  (a)      [Intentionally deleted].

                  (b) Borrowers shall, and do hereby, absolutely and unconditionally agree, on the terms and conditions hereinafter set forth, to the peaceful and non-contested transfer of Borrowers' respective fee or leasehold interests, as the case may be, to the Properties and all of Borrowers' respective other right, title and interest in and to the Mortgaged Properties to Lender, its assignee(s), designee(s) or nominee(s), to be effected by, at the election of Lender, (i) a non-contested foreclosure of the Mortgages (hereinafter, a "Friendly Foreclosure"), in which case, Borrowers shall fully cooperate with Lender and shall deliver such documentation in connection therewith as Lender shall require, or (ii) delivery, in lieu of foreclosure, of the Transfer Documents, in either case on the earlier to occur of (a) the Maturity Date, and (b) the date Lender shall declare the Loan to be immediately due and payable as the result of the occurrence of an Event of Default arising out of Borrowers' failure to make any scheduled payment of interest and/or principal on the Loan. In connection therewith, each of Borrowers has executed and delivered the Transfer Documents to Escrow Agent. The Transfer Documents shall be held by Escrow Agent and shall not be released to Lender unless and until the following conditions (the "Transfer Conditions") have occurred: (i) a demand for payment in full of the Loan (hereinafter, a "Payment Demand") is made upon Borrowers in connection with either (x) the occurrence of the Maturity Date of the Loan or (y) Lender's declaration of the Loan to be immediately due and payable as the result of the occurrence of an Event of Default arising out of Borrowers' failure to make any scheduled payment of interest and/or principal on the Loan and (ii) Borrowers have failed to make such payment and such failure has continued for three (3) days. Upon the occurrence of the Transfer Conditions, Lender shall be, and is hereby, authorized, at Lender's election, in its sole discretion, either to (a) initiate a Friendly Foreclosure of the Mortgages, as aforesaid, or (b) authorize and direct Escrow Agent to release the Transfer Documents to Lender for recordation and/or filing, at Borrowers' sole cost and expense, in the appropriate jurisdictions. In connection with the exercise by Lender of any of its rights or remedies under this Section 10(b) and the transfer of the Properties pursuant either to a Friendly Foreclosure or the Transfer Documents, Lender agrees that it shall comply with the procedures outlined on the Schedule of Terms of Sale Procedures annexed hereto and incorporated herein. Upon the release of the Transfer Documents in respect of any Mortgaged Property and the actual transfer of such Mortgaged Property either pursuant to such Transfer Documents or pursuant to a Friendly Foreclosure, Borrowers shall receive a credit against the "Total Payoff Amount" (as such quoted term is defined in the aforesaid Schedule of Terms of Sale Procedures) equal to the "Agreed Value" (as such quoted term is hereinafter defined) of such Mortgaged Property; for purposes of this Section 10(b), the term "Agreed Value" shall mean the "fair market value" of the Mortgaged Property in question (as such quoted term is defined in EXHIBIT A attached hereto), as of the date of the Payment Demand, as determined by the mutual agreement of Lender and Borrowers within 20 days of Lender's delivery of the Payment Demand (the last day of said time period herein referred to as the "Appraisal Trigger Date"), provided, however, that, in the event that Lender and Borrowers are unable, on or before the Appraisal Trigger Date, to agree upon the fair market value of the Mortgaged Property in question, then such fair market value shall be determined in the manner set forth on, EXHIBIT A attached hereto.

                  The rights, powers and remedies of Lender under this Section 10 shall be cumulative with, and not exclusive of, any other, right, power or remedy which Lender may have against Borrowers, Guarantors, or any other obligor in respect of the Loan, whether pursuant to the Loan Agreement, the Mortgages, the Guaranty, or any of the other Loan Documents, existing at law or in equity, or otherwise, including, without limitation, the remedy of foreclosure, judicial or non-judicial, under the Mortgages, all of which rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. In addition, without in any way limiting the generality of the foregoing, nothing contained in this Section 10 shall (x) restrict Lender from commencing, at Lender's election, any action which Lender would otherwise be entitled to commence against Guarantors under the Guaranty concurrently with Lender's exercise of remedies under this Section 10, including, without limitation, irrespective of whether the Fair Market Value of any of the Mortgaged Properties has been established for purposes hereof, or
(y) obligate Lender to abide by the procedures and limitations set forth herein based on the Fair Market Value of the Mortgaged Properties in connection with the exercise by Lender of any of its rights or remedies, including, without limitation, foreclosure of the Mortgaged Properties, outside of those set forth in this Section 10(b).

     11. Property Management. Unless otherwise consented to by Lender in its sole and absolute discretion, each of the Properties shall at all times during the term of the Loan be leased, managed and marketed by the Existing Guarantor. Without Lender's prior written consent, no fees shall be payable to the Existing Guarantor in connection with such leasing, managing and marketing of the Properties. The Existing Guarantor shall operate or cause to be operated each of the Properties in a first class manner and otherwise in accordance with the standard of operation of other factory outlet centers similarly situated. The Borrowers acknowledge and agree (i) that the Existing Guarantor's right to manage the Properties shall be construed as on the basis of a Management Agreement with a thirty (30) day term and providing for automatic renewal on a month-to-month basis, renewable by each Borrower, and (ii) that each such renewal shall be subject to the approval of Lender; provided, however, the Lender shall be deemed to have approved such renewal so long as (x) no Event of Default has occurred and is continuing and (y) on each DSCR Determination Date the Debt Service Coverage Ratio for the Properties for the calendar quarter in question is not less than 1.00:1.00. Should any Event of Default occur or the Debt Service Coverage Ratio aforesaid be less than 1.00:1.00, Lender, in its sole discretion, may require Borrowers to terminate the Management Agreements that are deemed to be in place and enter into new Management Agreements with managers, and on terms and conditions, acceptable to Lender in its sole and absolute discretion. Each of such managers shall enter into and deliver to Lender a subordination of management agreement on Lender's form with respect to each Management Agreement required to be delivered pursuant to this paragraph.

     12. No Subordinate Debt other than Fortress Debt; Other Debt of Existing Guarantor; Modification of Existing Guaranty.

                  (a) Lender has agreed to permit the Fortress Loan. Accordingly, the second (2nd) sentence of Section 6.1(i) of the Existing Loan Agreement shall be, and is hereby, modified to permit the pledge of interests as security for the Fortress Loan, as such pledge is hereinafter described. The term "Fortress Loan" shall mean a mezzanine loan to be made by Fortress Investment Group LLC, or an affiliate thereof, and Greenwich Capital Financial Products, Inc., or an affiliate thereof (collectively, "Mezzanine Lender"), to Existing Guarantor, which mezzanine loan shall be in the original principal amount of $90,000,000, shall have a stated maturity date of December 31, 2003, and shall be at an interest rate, and otherwise on terms and conditions, acceptable to Lender in all respects, as the same may be modified from time to time without Lender's consent, to the extent permitted under the Pledge Consent Agreement. The Mezzanine Loan may be secured by a pledge by Existing Guarantor of its respective partnership interests, as managing general partner, in each of Borrowers, but otherwise shall not be secured by any of the Mortgaged Properties or Borrowers' respective interests therein; as a condition to such pledge, Mezzanine Lender and Lender shall have entered into a pledge consent agreement on terms and conditions acceptable to Lender in its sole and absolute discretion (the "Pledge Consent Agreement"), which terms and conditions shall include, inter alia, Mezzanine Lender's agreement that it will not foreshorten the aforesaid maturity date of the Mezzanine Loan without Lender's prior written consent.

                  (b) In addition, each of the Existing Loan Agreement and the Existing Guaranty shall be, and is hereby, modified to add the following negative covenant with respect to Existing Guarantor:

                  Other than the Fortress Loan (including as the same may be increased or supplemented from time to time), Existing Guarantor shall not incur or permit (a) any new debt (other than first-mortgage lien debt), that (x) does not repay, in full, a like amount of existing debt (other than first-mortgage lien debt) or repay, dollar-for-dollar, the Loan, or (y) has a maturity on or before the Maturity Date under the Existing Loan Agreement, as modified hereby, or (b) any new guaranties or other obligations in the nature of a guaranty with respect to any other debt that (i) do not replace, in full, a like amount of existing guaranties of, or other similar liabilities with respect to, other debt, or (ii) mature on or before the Maturity Date under the Existing Loan Agreement, as modified hereby.

                  (c) The  Existing  Guaranty  shall be, and is hereby,  further modified by deleting from Section 14(a) thereof the requirement that the REIT shall at all times cause its common stock to be listed on a nationally-recognized stock exchange, provided, however, that, the substantive financial and other reporting requirements imposed on Existing Guarantor under the Existing Guaranty which derive from such listing shall remain unaffected by the foregoing modification; that is to say, Existing Guarantor shall continue at all times to comply with such reporting requirements, on a substantive basis, as if the REIT at all times remained a public company.

     13. Defeasance. Notwithstanding anything to the contrary in the Existing Loan Agreement or any of the other Existing Loan Documents, Borrower shall have no rights either to (x) substitute any of the Properties as collateral for the Loan or (y) defease the Loan. In connection with the foregoing, Sections 2.4.3 through 2.4.5, inclusive, of the Existing Loan Agreement shall be of no further force or effect.

     14. Exit Fee. Section 2.7(b) of the Existing Loan Agreement shall be, and is hereby, amended and restated in its entirety as follows:

                  (b) Borrowers shall pay to Lender an exit fee (the "Exit Fee") in the event that the Loan is repaid, in whole or in part, other than with proceeds of permanent financing obtained from Lender. The Exit Fee shall be equal to 1% of the principal amount of the Loan so repaid, not including that portion of the principal amount of the Loan so repaid with the proceeds of permanent financing obtained from Lender.

     15. Notices to Lender and Mezzanine Lender. The provisions of Section 10.6 of the Existing Loan Agreement shall be, and are hereby, modified as follows:

     (a) The address for Lender set forth therein shall be, and is hereby, changed to the following:

                           Nomura Asset Capital Corporation
                           Two World Financial Center
                           Building B, 18th Floor
                           New York, New York  10281
                           Attention:  General Counsel

                  with a copy to (in addition to the other copy addresses for Lender set forth in the Existing Loan Agreement):

                           Paul, Hastings, Janofsky & Walker LLP
                           75 E. 55th Street
                           New York, New York  10022
                           Attention:  Steven Koch, Esq.

                  (b) Copies of any notices delivered to Borrowers or Existing Guarantor shall also be delivered to Mezzanine Lender at the following address and in the manner required by Section 10.6 of the Existing Loan Agreement:

                           FRIT PRT Lending LLC
                           c/o Fortress Registered Investment Trust
                           1301 Avenue of the Americas, 42nd Floor
                           New York, New York  10019
                           Attention:  William E. Doniger

                  with a copy to:

                           Greenwich Capital Financial Products, Inc.
                           311 S. Wacker Drive, Suite 325
                           Chicago, Illinois  60603
                           Attention:  David Murdoch and John Burke

                  and:

                           Greenwich Capital Financial Products, Inc.
                           600 Steamboat Road
                           Greenwich, Connecticut  06830

     16. Additional Modification of Mortgage encumbering the Latham Property. The Mortgage encumbering the Latham Property, which Mortgage is more particularly described in the Master Schedule, shall be, and is hereby, modified to add the following provision thereto:

                  Upon the occurrence of an Event of Default, Mortgagee shall have the right and power to sell the Mortgaged Property in a non-judicial proceeding pursuant to applicable law.

     17. Costs and Expenses. Borrowers shall pay all recording and filing fees, transfer taxes, title insurance premiums, escrow and other title company charges, reasonable attorneys' fees (including the reasonable fees and expenses of local counsels for Lender) and all other out-of-pocket costs and expenses incurred by Lender in connection with this Agreement and the modification of the Loan.

     18. References. All references in the Existing Loan Documents or any of the Loan Documents executed in connection with this Agreement to the "Loan" or to any of the "Loan Documents," shall be deemed to refer to the Existing Loan or the applicable Existing Loan Document, as the case may be, as modified, amended and supplemented pursuant to the provisions of this Agreement, and as the same may from time to time be further amended, modified, extended, supplemented, renewed, replaced or restated.

     19. No Offsets, Defenses, Etc. Borrowers acknowledge and agree that as of the date hereof there are no offsets, defenses or counterclaims of any nature whatsoever with respect (i) to the Existing Loan Documents, as modified, amended and supplemented pursuant to the provisions of this Agreement, or (ii) to the payment of the indebtedness evidenced and secured by the Existing Loan Documents, as modified, amended and supplemented pursuant to the terms and provisions of this Agreement.

     20. Full Force and Effect. Borrowers agree that all of the terms, covenants and conditions of the Existing Loan Documents, except as expressly modified, amended and supplemented pursuant to the provisions of this Agreement, remain in full force and effect. In the event of any inconsistencies between the terms and provisions of the Existing Loan Documents and the terms and provisions of this Agreement, the terms and provisions of this Agreement shall govern and control. Borrowers hereby confirm that (i) the covenants, representations and warranties in the Existing Loan Agreement, the Existing Mortgages and the other Existing Loan Documents are hereby reconfirmed as of the date hereof and (ii) as of the date hereof there has not been any change in circumstances which would render the representations and warranties contained in the Existing Loan Agreement, the Existing Mortgages or the other Existing Loan Documents incorrect or false in a manner which would have a materially adverse effect on the ability of Borrowers to meet their respective obligations under the Existing Loan Documents (as amended, modified and supplemented pursuant to this Agreement).

     21. Entire Agreement. Borrowers acknowledge that the Existing Loan Documents, as modified, amended and supplemented pursuant to the provisions of this Agreement, set forth the entire agreement and understanding of Lender and Borrowers, and Borrowers absolutely, unconditionally and irrevocably waive any and all right to assert any defense (other than defenses of payment or performance), setoff, counterclaim or crossclaim (other than a mandatory or compulsory counterclaim) against Lender with respect to (i) the Existing Loan Documents, as modified, amended and supplemented pursuant to the provisions of this Agreement, or (ii) the respective obligations of Borrowers under the Existing Loan Documents, as modified, amended and supplemented pursuant to the provisions of this Agreement, or (iii) the respective obligations of any other person or party relating to the Existing Loan Documents, as modified, amended and supplemented pursuant to the provisions of this Agreement, or (iv) the respective obligations of Borrowers hereunder or otherwise with respect to the Existing Loan in any action or proceeding brought by Lender to collect the indebtedness evidenced and secured by the Existing Loan Documents, as modified, amended and supplemented pursuant to this Agreement, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests created by the Existing Loan Documents, as modified, amended and supplemented pursuant to the provisions of this Agreement. Borrowers and Lender agree that no oral or other agreements, understandings, representations or warranties exist with respect to the Existing Loan Documents, as modified, amended and supplemented pursuant to the provisions of this Agreement, or with respect to the respective obligations of Borrowers under the Existing Loan Documents, except those specifically set forth in the Existing Loan Documents, as modified, amended and supplemented pursuant to the provisions of this Agreement.

     22. Lift of Stay. In consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration (including the agreement of Lender to extend the Maturity Date under the Existing Loan Agreement and the Existing Notes pursuant to this Agreement), the receipt and sufficiency of which are hereby acknowledged, in the event Borrowers or any of their respective general partners shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the United States Code, as amended, (ii) be the subject of any order for relief issued under such Title 11 of the United States Code, as amended, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief for debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver or liquidator for itself or for any substantial portion of its assets, (v) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or relief for debtors, and as a result thereof Lender's ability to complete a sale at foreclosure or other conveyance of the Properties or to exercise or enforce any of Lender's other rights or remedies under the Existing Loan Agreement, the Existing Notes, the Existing Mortgages, the Existing Guaranty, or any of the other Existing Loan Documents (all as modified, amended and supplemented pursuant to this Agreement), or under this Agreement or the Special Guaranty, at law or in equity, is interfered with, impeded or otherwise impaired because of a stay of such sale, conveyance, exercise or enforcement in such proceeding, then in any such event Borrowers agrees that any such action described in clause (i) through (v) above shall have been filed in bad faith and in abrogation of this Agreement and should be deemed by the applicable bankruptcy court to have been so filed, and Lender shall thereupon be automatically entitled to relief from any automatic stay imposed by Section 362 of Title 11 of the United States Code (or any successor or similar statute), as amended, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Existing Loan Agreement, the Existing Notes, the Existing Mortgages, the Existing Guaranty, or any of the other Existing Loan Documents (all as modified, amended and supplemented pursuant to this Agreement), or under this Agreement or the Special Guaranty, or as otherwise provided by law and, in the event of the occurrence of any of the events described in clauses (i) through (v) above, neither Borrowers nor any of their respective general partners will take any action to impede, restrain or restrict Lender's rights and remedies under this Agreement or otherwise, whether under Sections 105 or 362 of Title 11 of the United States Code (or any successor or similar statute), as amended or otherwise. In addition, Borrowers waive the right to extend the one hundred twenty (120) day period under which the debtor has the exclusive right to file a plan of reorganization in any case involving Borrowers as debtor under Title 11 of the United States Code, as amended.

     23. Confirmation of Existing Guarantor; Modification of the Defined Term "Guarantor". Existing Guarantor hereby joins in this Agreement in order to induce Lender to extend and modify the Existing Loan, and hereby:

                           (a)  acknowledges  the  continuing  validity  of  the
                  Existing Guaranty, as modified hereby, and represents, warrants and confirms the non-existence as of the date hereof of any offsets, defenses or counterclaims to Existing Guarantor's obligations thereunder, and waives Existing Guarantor's right to assert against Lender any defense (other than defenses of payment and performance), set-off, counterclaim or crossclaim (other than a mandatory or compulsory counterclaim) of any nature whatsoever hereafter arising in any litigation relating to the Existing Guaranty, or Borrowers' respective obligations under the Existing Loan Agreement, the Existing Notes, the Existing Mortgages, or any of the other Existing Loan Documents (all as modified, amended and supplemented pursuant to this Agreement), or otherwise with respect to the Loan;

                           (b) reacknowledges and reaffirms all of the terms and
                  obligations contained in the Existing Guaranty to the extent not expressly modified herein, which shall remain in full force and effect and acknowledges, agrees, represents and warrants that, except as set forth in the Existing Guaranty, as modified herein, no oral or other agreements, understandings, representations or warranties exist with respect to the Existing Guaranty or with respect to the obligations of Existing Guarantor thereunder.

                  Consistent with the transactions and modifications contemplated by this Agreement, the defined term "Guarantor" set forth in the Existing Loan Agreement, and to the extent set forth in the Existing Notes, the Existing Mortgages and the other Existing Loan Documents, shall be, and is hereby, modified to include and refer to Special Guarantor, individually and collectively with Existing Guarantor.

     24.  Modifications.   This  Agreement  may  not  be  modified,  amended  or
terminated, except by an agreement in writing signed by the parties hereto.

     25. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     26. Counterparts. (a) This Agreement may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement. The failure of any party listed below to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder as long as each party hereto has executed at least one counterpart of this Agreement.

                  (b) This Agreement may be executed and delivered by facsimile, and each party shall be bound by this Agreement to the same extent as if such party had delivered an original executed copy hereof to the other party, and agrees that a facsimile copy of this Agreement shall be competent, admissible evidence in any action, trial, arbitration or mediation of any dispute arising under or relating to this Agreement. Notwithstanding the foregoing, any party that executes this Agreement by facsimile shall ensure that an original executed copy hereof is delivered promptly to the other party.

     27. Authority. Each of Borrowers and Guarantors represents that it has the full power and authority and the legal right to execute and deliver this Agreement and that this Agreement constitutes its valid, binding and enforceable obligation (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings in equity or at law).

     28. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to principles of conflict of law.

     29. Paragraph Headings. The headings, titles and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     30. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, unless such continued effectiveness of this Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

     31. Waiver of Right to Trial by Jury. THE PARTIES HERETO HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO ANY OF THE EXISTING LOAN DOCUMENTS, AS MODIFIED, AMENDED AND SUPPLEMENTED PURSUANT TO THIS AGREEMENT, OR THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE PARTIES HERETO, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. THE PARTIES HERETO ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

                        [END OF PAGE; SIGNATURES FOLLOW.]

                  IN WITNESS WHEREOF, each of Borrowers, each of Guarantors and Lender have duly executed this Agreement as of the day and year first above written.

                         BORROWERS:

                         BUCKEYE FACTORY SHOPS LIMITED PARTNERSHIP,
                          a Delaware limited partnership

                         By: Prime Retail, L.P., a Delaware limited partnership,
                              its Managing General Partner

                         By: Prime Retail, Inc., a Maryland corporation,
                              its general partner

                                               By:  /s/ C. Alan Schroeder
                                                 ------------------------
                                               Name:  C. Alan Schroeder
                                               Title: Executive Vice President

                         THE PRIME OUTLETS AT CALHOUN LIMITED PARTNERSHIP,
                          a Delaware limited partnership

                         By: Prime Retail, L.P., a Delaware limited partnership,
                              its Managing General Partner

                         By: Prime Retail, Inc., a Maryland corporation,
                              its general partner

                                               By:  /s/ C. Alan Schroeder
                                                 ------------------------
                                               Name:  C. Alan Schroeder
                                               Title: Executive Vice President

CAROLINA FACTORY SHOPS LIMITED PARTNERSHIP, a Delaware limited partnership

By: Prime Retail, L.P., a Delaware limited partnership,
     its Managing General Partner

By: Prime Retail, Inc., a Maryland corporation,
     its general partner

                                              By:  /s/ C. Alan Schroeder
                                                 ------------------------
                                               Name:  C. Alan Schroeder
                                               Title: Executive Vice President



LATHAM FACTORY STORES LIMITED PARTNERSHIP, a Delaware limited partnership

By: Prime Retail, L.P., a Delaware limited partnership,
     its Managing General Partner

By: Prime Retail, Inc., a Maryland corporation,
     its general partner

                                            By:  /s/ C. Alan Schroeder
                                                 ------------------------
                                               Name:  C. Alan Schroeder
                                               Title: Executive Vice President


THE PRIME OUTLETS AT LEE LIMITED PARTNERSHIP, a Delaware limited partnership

By: Prime Retail, L.P., a Delaware limited partnership,
     its Managing General Partner

By: Prime Retail, Inc., a Maryland corporation,
     its general partner

                                            By:  /s/ C. Alan Schroeder
                                                 ------------------------
                                               Name:  C. Alan Schroeder
                                               Title: Executive Vice President

SHASTA OUTLET CENTER LIMITED PARTNERSHIP, a Delaware limited partnership

By: Prime Retail, L.P., a Delaware limited partnership,
     its Managing General Partner

By: Prime Retail, Inc., a Maryland corporation,
     its general partner

                                            By:  /s/ C. Alan Schroeder
                                                 ------------------------
                                               Name:  C. Alan Schroeder
                                               Title: Executive Vice President

GUARANTORS:

PRIME RETAIL, L.P., a Delaware limited partnership

By: Prime Retail, Inc., a Maryland corporation, its general partner

                                            By:  /s/ C. Alan Schroeder
                                                 ------------------------
                                               Name:  C. Alan Schroeder
                                               Title: Executive Vice President

PRIME RETAIL, INC., a Maryland corporation

                                            By:  /s/ C. Alan Schroeder
                                                 ------------------------
                                               Name:  C. Alan Schroeder
                                               Title: Executive Vice President

                               LENDER:

                               NOMURA ASSET CAPITAL CORPORATION,
                                a Delaware corporation


                                            By:  /s/ Stuart Simon
                                                 ----------------
                                               Name:  Stuart Simon
                                               Title: Managing Director